UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 5, 2013 (August 31, 2013)

ENCISION INC.

(Exact name of registrant as specified in its charter)

Colorado	001-11789	84-1162056
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6797 Winchester Circle, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 444-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2013, Encision Inc. (the “Company”) issued a press release announcing that Fred F. Perner, 59, the Company’s Chief Executive Officer died unexpectedly on August 31 from an apparent heart attack.

The Company also announced that the Company’s board of directors had voted, effective as of September 3, 2013, to appoint Pat Pace, M.D., an existing member of the board and the Company’s current board chairman, as Executive Chairman of the board of directors.  In this role, Mr. Pace will provide additional resources and support to the Company’s management team on an interim transitional basis while the board searches for a new CEO.

Item 9.01.                Financial Statements and Exhibits.

(d)         Exhibits

99.1                        Press Release, dated September 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCISION INC.

Date: September 5, 2013	/s/ Mala Ray
Mala Ray
Controller
Principal Accounting Officer